UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

 FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2019

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Ondas Holdings Inc.

(Exact name of registrant as specified in charter)

Nevada	000-56004	47-2615102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 Gibraltar Court,
Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

(888) 350-9994

(Registrant’s telephone number, including area code)

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The disclosures required by Item 1.01 are set forth below under Items 2.03 and 3.02 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Amendment to Loan and Security Agreement with Steward Capital Holdings, LP

On October 28, 2019, Ondas Networks Inc. f/k/a Full Spectrum Inc. (“Ondas Networks”), the wholly owned subsidiary of Ondas Holdings Inc., (the “Company”), and Steward Capital Holdings, LP (“Steward Capital”) entered into a letter of agreement to amend the Loan and Security Agreement (the “Second Amendment”) entered into between the parties on March 9, 2018, as amended (the “Agreement”), to (i) extend and amend the due date for all accrued and unpaid interest starting September 2, 2019 to the Maturity Date (September 9, 2020) and (ii) extend and amend the due date for the 3% fee payable to Steward Capital in connection with the amendment and waiver dated June 2019 to be payable on the Maturity Date. In connection with the extensions and amendments, the Company agreed to issue to Steward Capital, on or before December 1, 2019, 120,000 shares of the Company's common stock.

The shares will be issued to Steward Capital, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

A copy of the Second Amendment is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

As previously disclosed in the Current Report on Form 8-K filed on October 1, 2019 with the Securities and Exchange Commission by the Company, the Company entered into a securities purchase agreement (the “Purchase Agreement”), with certain purchasers identified on the schedule of buyers attached thereto (the “Investors”), which provided for the sale by the Company of units (each, a “Unit” and collectively, the “Units”) at a cash purchase price of $2.50 per Unit (the “Offering”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (the “Common Stock”), and one-half of one warrant to purchase one share of Common Stock at an exercise price of $3.25 per share for a period commencing six months and ending 36 months after the closing date (the “Investor Warrants”).

The closings of the Offering for an aggregate of 2,632,000 Units occurred on September 27, 2019 (for 2,426,000 units) and October 30, 2019 (for 206,000 units). After payment of placement agent cash fees and expenses of the Offering, the Company received net proceeds of approximately $5.5 million.

National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc., acted as placement agent (the “Placement Agent”) in the Offering. The Placement Agent received an aggregate cash fee of $658,000, or 10.0% of the gross proceeds raised in the Offering, reimbursement of transaction expenses, and warrants to purchase an aggregate of 263,200 shares of Common Stock at an exercise price equal to $3.25 (the “Placement Agent Warrants”). The Placement Agent Warrants are exercisable for a period commencing six months and ending 36 months after each closing date.

The Units were offered and sold exclusively to accredited investors, and the Placement Agent Warrants were offered and sold to the Placement Agent, in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Investors and the Placement Agent represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were placed upon the stock certificates, Investor Warrants and Placement Agent Warrants issued in the transaction. The offer and sale of the securities were made without any general solicitation or advertising.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
4.1	Form of Investor Warrant (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 1, 2019)
4.2	Form of Placement Agent Warrant (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on October 1, 2019)
10.1	Loan and Security Agreement, by and between Full Spectrum Inc. and Steward Capital Holdings, LP, dated as of March 9, 2018 (incorporated herein by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2018)
10.2	First Amendment to Loan and Security Agreement dated as of June 18, 2019, by and between Ondas Networks Inc. and Steward Capital Holdings, LP. (incorporated herein by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 18, 2019)
10.3	Second Amendment to Loan and Security Agreement, dated as of October 28, 2019, by and between Ondas Networks Inc. and Steward Capital Holdings, LP.
10.4	Form of Securities Purchase Agreement (incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 1, 2019)
10.5	Form of Registration Rights Agreement (incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October 1, 2019)
10.6	Form of Lock-Up Agreement (incorporated herein by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on October 1, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONDAS HOLDINGS INC.

	By:	/s/ Eric Brock
Date: November 1, 2019	Name:	Eric Brock
	Title:	Chief Executive Officer